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                                                                   EXHIBIT 10.33
                                                                   -------------
                        SECURITY AGREEMENT (TRADEMARKS)
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     WHEREAS, PERITUS SOFTWARE SERVICES, INC, a Massachusetts corporation, with a principal place of business at 304 Concord Road, Billerica, MA 01821 (the "Company") and FLEET NATIONAL BANK, with a place of business at 75 State Street, Boston, Massachusetts 02109 (the "Bank") have entered into an Inventory,
Accounts Receivable and Intangibles Security Agreement dated as of September 6, 1996 (the "Security Agreement") and are also parties to a related letter agreement (the "Letter Agreement") between the Bank and the Company; and

     WHEREAS, the Company is the owner and user of the trademarks listed on Schedule A hereto and identified in said Security Agreement (the "Trademarks"); and

     WHEREAS, among the security interests granted by the Company to the Bank pursuant to the Security Agreement is a security interest in the Trademarks listed on Schedule A hereto, together with the goodwill of the business associated with and symbolized by such Trademarks; and

     WHEREAS, the parties to the Security Agreement contemplate and intend that, if an Event of Default (as defined in the Letter Agreement) shall occur and be continuing, the Bank shall have all rights of the Company in and to the Trademarks and the goodwill of the business of the Company associated with and symbolized by the Trademarks as may be necessary or proper in order to enable the Bank, as foreclosing secured party, to continue such business of the Company or, following such foreclosure, to transfer to a purchaser all such rights as may be necessary or proper to enable such purchaser to continue such business of the Company;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties reconfirm the terms of the Security Agreement, as if set forth fully herein, and acknowledge that the Bank has a security interest in the Trademarks listed on Schedule A hereto, together with the goodwill of the business associated with and symbolized by such Trademarks; as security for the Obligations (as defined in the Security Agreement), the Company hereby collaterally assigns to the Bank, and grants a security interest to the Bank in and to, all of the Company's right, title and interest in and to said Trademark and the goodwill of the business associated therewith; the Company agrees that it will not sell or assign any of the Trademarks without the prior written consent of the Bank; and the Company and the Bank request that the Commissioner of Patents and Trademarks record this document with respect to the Trademarks.

     The Company hereby appoints the Bank as the Company's attorney-in-fact (with full power of substitution and resubstitution) with the power and authority, after the occurrence and during the continuance of any Event of Default (as defined in the Letter Agreement), to execute and deliver, in the name and on behalf of the
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Company, and to cause the recording of all such further assignments and other instruments as the Bank may deem necessary or desirable in order to carry out the intent of the Security Agreement and this Security Agreement (Trademarks). The Company agrees that all third parties may conclusively rely on any such further assignment or other instrument, so executed, delivered and recorded by the Bank (or the Bank's designee in accordance with the terms hereof) and on the statements made therein.

PERITUS SOFTWARE SERVICES, INC.              FLEET NATIONAL BANK


By: /s/ Allen K. Deary                       By: /s/ Thomas Davies
   ---------------------------                  ----------------------------
   Name:                                        Name:
   Title:                                       Title:


COMMONWEALTH OF MASSACHUSETTS )

COUNTY OF                     )ss.


     Then personally appeared before me the above-named                 , the
                                                        ----------------
                of Peritus Software, Inc., and stated that he/she executed the
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foregoing instrument under the authority of said corporation's Board of
Directors and acknowledged the foregoing instrument to be the free act and deed of said corporation.

     WITNESS my hand and seal this       day of September, 1996.
                                   -----

                         ---------------------------------
                         Notary Public
                         My commission expires:

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                                  SCHEDULE A
                                      TO
                        SECURITY AGREEMENT (TRADEMARKS)

Marks with Federal Registration
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Marks                                          Registration No./Date
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PERITUS (SKILLED)                              1,968,718/April 16,1996



Marks with Pending Applications
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Marks                                          Serial No./Filing Date
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AUTOENHANCER/2000                              75-021,443/November 17, 1995

AUTOMATE: 2000                                 75-017,923/November 13, 1995

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